UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2017 (November 16, 2017)

ENTERCOM COMMUNICATIONS CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14461	23-1701044
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 E. City Avenue, Suite 809 Bala Cynwyd, Pennsylvania	19004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610)-660-5610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On November 17, 2017 (the “Closing Date”), pursuant to that certain Agreement and Plan of Merger, dated as of February 2, 2017 and amended as of July 10, 2017 and September 13, 2017 (as amended, the “Merger Agreement”), by and among Entercom Communications Corp., a Pennsylvania corporation (the “Company”), Constitution Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Entercom (“Merger Sub”), CBS Corporation, a Delaware corporation (“CBS”), and CBS Radio Inc., a Delaware corporation and wholly owned subsidiary of CBS (“CBS Radio”), the Company combined with CBS’s radio business (the “CBS Radio Business”) in a two-step all-stock “Reverse Morris Trust” transaction that involved (i) a separation of CBS Radio from CBS (the “Separation”) pursuant to that certain Master Separation Agreement, dated as of February 2, 2017 (the “Separation Agreement”), followed by (ii) the merger of CBS Radio with Merger Sub (the “Merger”, and together with the Separation and the other transactions contemplated by the Merger Agreement and the Separation Agreement, the “Transactions”), with CBS Radio surviving the merger as a wholly owned subsidiary of the Company.

Item 1.01.	Entry into a Material Definitive Agreement.

Transition Agreements

In connection with the Transactions, the Company, CBS and CBS Radio, or certain of their respective subsidiaries, entered into the agreements listed below, in each case as of November 16, 2017. A summary of the material terms of such agreements is contained in the Company’s registration statement on Form S-4, as amended (Registration No. 333-217273), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on October 19, 2017 (the “Entercom Registration Statement”), and is incorporated by reference into this Item 1.01.

•	Transition Services Agreement

•	Joint Digital Services Agreement

•	CBS Brands License Agreements:
o	Trademark License Agreement (CBS RADIO Brand)
o	Trademark License Agreement (TV Station Brands)
o	Trademark License Agreement (CBS SPORTS RADIO Brand)

•	Tax Matters Agreement

The Transition Services Agreement, Joint Digital Services Agreement, CBS Brands License Agreements and Tax Matters Agreement are attached hereto as Exhibits 2.5-2.10 and are incorporated by reference into this Item 1.01.

CBS Radio Financing

In connection with the entry into the Merger Agreement, CBS Radio entered into a commitment letter with Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc., as the initial commitment parties, pursuant to which the lenders named therein committed to provide, subject to customary closing conditions, $500 million of senior secured term loans as an additional tranche under that certain Credit Agreement, dated as of October 17, 2016, by and among CBS Radio, the guarantors named therein, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (as amended by Amendment No. 1, dated as of March 3, 2017, the “CBS Radio Credit Agreement”). On the Closing Date, the new tranche of $500 million of senior secured term loans under the CBS Radio Credit Agreement was funded, and the proceeds were used to repay certain indebtedness of the Company (as described below), to redeem the Company’s preferred stock (as described below), to pay fees and expenses in connection with the Merger and for other general corporate purposes.

In connection with the consummation of the Merger, Entercom Radio, LLC, which owns and operates the radio stations of the Company, became a wholly owned subsidiary of CBS Radio through the contribution by the Company of all of the issued and outstanding equity interests of Entercom Radio, LLC to CBS Radio. In connection with the consummation of the Merger and funding of the new $500 million tranche of senior secured term loans thereunder, Entercom Radio, LLC repaid all outstanding amounts under its Credit Agreement, dated as of November 1, 2016, and terminated all commitments thereunder, and it and its subsidiaries became guarantors under the CBS Radio Credit Agreement. In addition, Entercom Radio, LLC and its subsidiaries became guarantors under that certain Indenture, dated as of October 17, 2016, by and among CBS Radio, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee (the “CBS Radio Indenture”), pursuant to a supplemental indenture (the “Supplemental Indenture”) entered into as of the Closing Date.

Immediately following the consummation of the Merger, CBS Radio entered into Amendment No. 2 to the Credit Agreement, by and among CBS Radio, the guarantors named therein, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, to effect certain amendments to the existing term loans and revolver, including (i) a reduction in certain interest rates and fees, (ii) certain changes with respect to financial definitions and mandatory prepayment provisions, (iii) modifications to certain thresholds, baskets and timing requirements, and (iv) an extension of the maturity date for the revolver to November 17, 2022 and the term loans to November 17, 2024. For further information regarding the terms and conditions of this amendment, reference is made to the complete text of the amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2017.

Also in connection with the consummation of the Merger, the Company redeemed all outstanding shares of its Series A Convertible Preferred Stock, par value $0.01 per share, for a total purchase price of approximately $27.7 million.

The CBS Radio Credit Agreement and Amendment No. 1 thereto are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference into this Item 1.01. The CBS Radio Indenture and the Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Merger was consummated pursuant to the Merger Agreement and the Separation Agreement. Pursuant to the Merger Agreement, each issued and outstanding share of CBS Radio was converted into the right to receive one share of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”). The Company issued 101,407,494 shares of Common Stock to the former stockholders of CBS Radio, together with cash in lieu of any fractional shares. On the Closing Date, CBS Radio merged with and into Merger Sub, with CBS Radio surviving the merger and becoming a wholly owned subsidiary of the Company.

Immediately after consummation of the Merger, approximately 72% of the economic interest in the Company was held by pre-Merger shareholders of CBS Radio common stock and approximately 28% of the economic interest in the Company was held by pre-Merger shareholders of the Company. In connection with the Transactions, the Company, CBS and CBS Radio entered into certain additional agreements relating to, among other things, certain tax matters and the provision of certain transition services during a transition period following the consummation of the Merger. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The Entercom Registration Statement sets forth certain additional information regarding CBS Radio and the Transactions. The information contained in Items 1.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. In addition, the foregoing description of the Transactions is qualified in its entirety by reference to the Merger Agreement and the Separation Agreement, copies of which are attached as exhibits hereto and are incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Board of Directors

Effective as of the effective time of the Merger (the “Effective Time”), the board of directors of the Company increased the size of the board from six members to ten members and appointed the four individuals designated by CBS, Leslie Moonves, Joseph R. Ianniello, Stefan Selig and Sean Creamer, to serve as directors. Further, in connection with the Merger, the shareholders of the Company approved an amendment to the Company’s Articles of Incorporation to classify the Company’s board of directors. As a result, the board composition will be as follows:

Class I Directors (expiring at 2018 annual meeting)	Leslie Moonves Joseph R. Ianniello David Levy Stefan M. Selig
Class II Directors (expiring at 2019 annual meeting)	Mark R. LaNeve Sean Creamer Joel Hollander
Class III Directors (expiring at 2020 annual meeting)	Joseph M. Field David J. Field David J. Berkman

Each of the CBS designated directors will be entitled to receive the standard remuneration provided to the Company’s non-management directors. In accordance with the Merger Agreement, Messrs. Moonves and Ianniello have each executed and delivered an irrevocable letter of resignation from the Company’s board of directors effective upon the earlier of (a) six months after the Closing Date and (b) the day prior to the first annual meeting of the Company following the consummation of the Merger. Following such resignations, the resulting vacancies on the Company’s board of directors will be addressed in accordance with the Company’s bylaws. The Company currently does not have any plans to fill the vacancies that will be created by the resignations of Messrs. Moonves and Ianniello. If the vacancies remain unfilled, the size of the Company’s board of directors will be reduced from ten members to eight members.

In addition, effective as of the Effective Time, the board of directors of the Company elected David J. Field as Chairman of the board of directors and elected Joseph M. Field as Chairman Emeritus of the board of directors.

Listed below is the biographical information for the four new directors designated by CBS:

Leslie Moonves has served as Chairman of the Board of Directors of CBS since February 3, 2016, and President and Chief Executive Officer and a Director of CBS since January 2006. Previously, Mr. Moonves served as Co-President and Co-Chief Operating Officer of former Viacom Inc. since June 2004. Prior to that, he served as Chairman and Chief Executive Officer of CBS Broadcasting since 2003 and as its President and Chief Executive Officer since 1998. Mr. Moonves joined former CBS Corporation in 1995 as President, CBS Entertainment. Prior to that, Mr. Moonves was President of Warner Bros. Television since July 1993. During the past five years, he was also a director of CBS Outdoor Americas Inc. (currently known as Outfront Media Inc.) and KB Home.

Joseph R. Ianniello has served as the Chief Operating Officer of CBS since June 2013, and, prior to that, its Executive Vice President and Chief Financial Officer since August 2009. Previously, Mr. Ianniello served as Deputy Chief Financial Officer of CBS since November 2008, and prior to that, in various executive and finance positions at CBS since 2000. During the past five years, he was also a director of CBS Outdoor Americas Inc. (currently known as Outfront Media Inc.).

Stegan M. Selig served as Under Secretary of Commerce for International Trade at the U.S. Department of Commerce from June 2014 to June 2016, and during this period headed the International Trade Administration, a global bureau of more than 2,200 trade and investment professionals. During this period, he also served as the Executive Director of the Travel and Tourism Advisory Board, sat on the board of directors of the Overseas Private Investment Corporation, was a Commissioner for the Congressional Executive Commission on China and was the Executive Director of the President’s Advisory Council on Doing Business in Africa. Prior to that, he held various senior level leadership positions at Bank of America Merrill Lynch beginning in 1999, including being the Executive Vice Chairman of Global Corporate & Investment Banking from 2009 to 2014, and prior to that, he was Vice Chairman of Global Investment Banking and Global Head of Mergers & Acquisitions. Prior to joining Bank of America, he held various senior investment banking positions at UBS Securities and Wasserstein Perella & Co., and began his investment banking career at The First Boston Corporation.

Sean Creamer has been Executive Vice President, Chief Financial Officer and a member of the board of directors of Merkle Inc. since April 2016. Formerly, he was Executive Vice President and Chief Financial Officer of The Madison Square Garden Company (“MSG”) from 2014 to 2015. Prior to that, he served as President and Chief Executive Officer of Arbitron Inc. (now known as Nielsen Audio) from 2012 to 2014, its Executive Vice President and Chief Operating Officer from 2011-2012, and various other financial leadership positions at Arbitron beginning in 2005. During that time CBS Radio conducted business with Arbitron Inc., and continues to do so. During the past five years, Mr. Creamer was also a director of Arbitron.

Executive Officers

Effective as of the Effective Time, the Company’s board of directors elected the following officers of the Company to the offices set forth opposite their name:

David J. Field	President & Chief Executive Officer
Joseph M. Field	Chairman Emeritus
Richard J. Schmaeling	Executive Vice President - Chief Financial Officer
Louise “Weezie” Kramer	Chief Operating Officer
Andrew P. Sutor, IV	Executive Vice President & Secretary
Robert E. Philips	Chief Revenue Officer
Eugene D. Levin	Vice President, Treasurer & Assistant Secretary
Michael E. Dash	Vice President & Assistant Secretary
Carmela M. Masi	Vice President - Real Estate & Assistant Secretary

David Field Employment Agreement

On November 16, 2017, the Compensation Committee of the Company’s board of directors approved an amendment to David J. Field’s employment agreement, effective as of the Closing Date, (i) extending the term for four years, with one year automatic renewals thereafter unless either party provides prior notice of non-extension, (ii) increasing his salary to $1,200,000 per year, subject to annual increases beginning on the first anniversary of the Closing Date, and (iii) increasing his target annual cash bonus to 200% of his annual salary. The foregoing summary is qualified in its entirety by reference to the full terms and conditions of the amendment, a copy of which is attached hereto as Exhibit 10.3 and is incorporated by reference into this Item 5.02.

Departure of Fernandez and Siegel

On the Closing Date, Entercom terminated without cause the employment of Andre J. Fernandez, CBS Radio’s President and Chief Executive Officer, and Matthew Siegel, CBS Radio’s Chief Financial Officer, entitling each to severance under the terms of their employment agreements with CBS Radio.

Deferred Compensation Plans

Effective November 17, 2017, the Company’s board of directors approved an amendment to the Entercom Key Employee Deferred Compensation Plan, as previously amended and restated effective January 1, 2008 (the “Entercom Plan”) to cease deferrals with respect to any compensation for services provided on or after January 1, 2018, and to not accept any new participants in the Entercom Plan.

Also effective November 17, 2017, the Company’s board of directors delegated the authority to the Company’s authorized officers to cause CBS Radio to adopt an amendment to the CBS Radio Excess 401(k) Plan (the “CBS Radio Plan”) to cease deferrals with respect to compensation for services provided on or after January 1, 2018 and to not accept any new participants into the CBS Radio Plan.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On the Closing Date, in connection with the consummation of the Merger, the Company amended its Articles of Incorporation to classify the Company’s board of directors and to permit the Company’s board of directors to require certain information from its shareholders and take certain actions in order to continue to comply with federal communications laws, as described in the Entercom Registration Statement and the definitive proxy statement for the special meeting of shareholders, dated October 16, 2017. Such amendment is attached hereto as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Amendment to Bylaws

On the Closing Date, in connection with the consummation of the Merger, the Company amended its bylaws to, among other things, implement the classification of the Company’s board of directors as approved by the Company’s shareholders and incorporate other revisions to reflect changes to Pennsylvania corporate law. Such amendment is attached hereto as Exhibit 3.2 and is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On November 17, 2017, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of CBS Radio as of and for the years ended December 31, 2016, 2015 and 2014, and the notes thereto, were included in the Entercom Registration Statement on Form S-4, as amended (Registration No. 333-217273), which was declared effective by the SEC on October 19, 2017, and are incorporated by reference into this Item 9.01(a).

The unaudited interim consolidated balance sheets of CBS Radio as of June 30, 2017 and December 31, 2016 and the unaudited interim consolidated statements of operations and cash flows for the six months ended June 30, 2017 and 2016, and the notes thereto, were included in the Entercom Registration Statement on Form S-4, as amended (Registration No. 333-217273), which was declared effective by the SEC on October 19, 2017, and are incorporated by reference into this Item 9.01(a).

The unaudited interim consolidated balance sheets of CBS Radio as of September 30, 2017 and December 31, 2016 and the unaudited interim consolidated statements of operations and cash flows for the three months and nine months ended September 30, 2017 and 2016, and the notes thereto, were included in CBS Radio’s Current Report on Form 8-K filed on November 3, 2017 and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Entercom and CBS Radio as of June 30, 2017 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2017 and for the year ended December 31, 2016, and the notes thereto, were included in the Entercom Registration Statement on Form S-4, as amended (Registration No. 333-217273), which was declared effective by the SEC on October 19, 2017, and are incorporated by reference into this Item 9.01(b).

(d) Exhibits

The information set forth in the Exhibit Index following the signature page hereto is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Title

2.1+	Agreement and Plan of Merger, dated as of February 2, 2017, by and among CBS Corporation, CBS Radio Inc., Entercom Communications Corp. and Constitution Merger Sub Corp. (incorporated by reference to Exhibit 2.1 of Entercom’s Current Report on Form 8-K filed on February 3, 2017)

2.2+	Amendment No. 1, dated as of July 10, 2017, to the Agreement and Plan of Merger, dated as of February 2, 2017, by and among CBS Corporation, CBS Radio Inc., Entercom Communications Corp. and Constitution Merger Sub Corp. (incorporated by reference to Exhibit 2.1 of Entercom’s Current Report on Form 8-K filed on July 10, 2017)

2.3+	Amendment No. 2, dated as of September 13, 2017, to the Agreement and Plan of Merger, dated as of February 2, 2017, by and among CBS Corporation, CBS Radio Inc., Entercom Communications Corp. and Constitution Merger Sub Corp. (incorporated by reference to Exhibit 2.1 of Entercom’s Current Report on Form 8-K filed on September 13, 2017)

2.4+	Master Separation Agreement, dated as of February 2, 2017, by and between CBS Corporation and CBS Radio Inc. (incorporated by reference to Exhibit A to Exhibit 2.1 to Entercom’s Current Report on Form 8-K filed on February 3, 2017)

2.5	Transition Services Agreement, by and between CBS Corporation and Entercom Communications Corp., dated as of November 16, 2017.

2.6	Joint Digital Services Agreement, by and between CBS Corporation and Entercom Communications Corp., dated as of November 16, 2017.

2.7	Trademark License Agreement (CBS Radio Brand), by and between CBS Broadcasting Inc. and CBS Radio Inc., dated as of November 16, 2017.

2.8	Trademark License Agreement (TV Station Brands), by and between CBS Broadcasting Inc., CBS Mass Media Corporation, CBS Radio Inc. and Certain Subsidiaries of CBS Radio Inc., dated as of November 16, 2017.

2.9	Trademark License Agreement (CBS Sports Radio Brand) by and between CBS Broadcasting Inc., CSTV Networks, Inc. d/b/a CBS Sports Network, CBS Radio Inc. and CBS Sports Radio Network Inc., dated as of November 16, 2017.

2.10	Tax Matters Agreement, by and between CBS Corporation and Entercom Communications Corp., dated as of November 16, 2017.

3.1	Articles of Amendment to the Articles of Incorporation of Entercom Communications Corp.

3.2	Amendment No. 2 to the Amended and Restated Bylaws of Entercom Communications Corp.

4.1+	Indenture for Senior Notes, dated as of October 17, 2016, by and among CBS Radio, Inc., the guarantors named therein, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 of Entercom’s Registration Statement on Form S-4 (File No. 333-217273))

4.2	Supplemental Indenture, dated as of November 17, 2017, by and among Entercom Radio, LLC, the other guarantor parties named therein, and Deutsche Bank Trust Company Americas, as trustee

10.1+	Credit Agreement, dated as of October 17, 2016, by and among CBS Radio Inc., the guarantors named therein, the lenders and L/C issuers named therein, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.9 of Entercom’s Registration Statement on Form S-4 (File No. 333-217273))

10.2+	Amendment No. 1, dated as of March 3, 2017, to the Credit Agreement, dated as of October 17, 2016, by and among CBS Radio Inc., the guarantors named therein, the lenders and L/C issuers named therein, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.10 of Entercom’s Registration Statement on Form S-4 (File No. 333-217273))

10.3	Amendment No. 1, dated November 16, 2017, to that certain Amended and Restated Employment Agreement by and between David J. Field and Entercom Communications Corp.

99.1	Press Release, dated November 17, 2017

+	Incorporated by reference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

Dated: November 17, 2017	By:	/s/ Andrew P. Sutor, IV
	Name:	Andrew P. Sutor, IV
	Title:	Executive Vice President and Secretary